UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4581

CORNERCAP GROUP OF FUNDS
(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia			30309
(Address of principal executive offices)			(Zip code)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(404) 870-0700

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2006 – March 31, 2007

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP CONTRARIAN FUND

March 31, 2007

TABLE of CONTENTS

Manager’s Report to the Shareholders	2
CornerCap Balanced Fund	4
CornerCap Small-Cap Value Fund	6
CornerCap Contrarian Fund	8

Fund Expenses	10

Statement of Investments	11
CornerCap Balanced Fund	11
CornerCap Small-Cap Value Fund	18
CornerCap Contrarian Fund	22

Statement of Assets and Liabilities	26
CornerCap Balanced Fund	26
CornerCap Small-Cap Value Fund	27
CornerCap Contrarian Fund	28

Statement of Operations	29
CornerCap Balanced Fund	29
CornerCap Small-Cap Value Fund	30
CornerCap Contrarian Fund	31

Statement of Change in Net Assets	32
CornerCap Balanced Fund	32
CornerCap Small-Cap Value Fund	33
CornerCap Contrarian Fund	34

Financial Highlights	36
CornerCap Balanced Fund	36
CornerCap Small-Cap Value Fund	38
CornerCap Contrarian Fund	40

Notes to Financial Statements	42

Annual | March 31, 2007

MANAGER’S REPORT TO SHAREHOLDERS

Dear Shareholders:

Thank you for being a shareholder in the CornerCap Group of Funds and for using our firm to help serve your investment needs.  It has been 18 years since our founders folded a barbarian trampled RJR Investment Management, Inc. and opened the doors to CornerCap Investment Counsel.  With good results, good friends, and modest marketing, the firm has grown to approximately $650 million in assets under management.

We have been working hard to implement a long-term plan enabling the firm to continue growing its research and client base over the next 18-plus year period.  CornerCap has an excellent group of younger professionals who are in their thirties and forties.  Also, we have hired two new talented investment professionals in this same age range who will be joining the firm shortly.  Our more senior professionals continue to enjoy investing and being of service to clients, and these professionals have no plans to retire.  However, they are implementing a plan to transition majority ownership of the firm to its younger professionals.

We are working to do our part to make our investment clients financially successful.  However, we are not in control of the investment success of our investors. They control their own success.  We are committed to doing the right thing with our mutual funds, but shareholders must also do the right thing with their personal funds.  A recently published study by DiMeo Schneider & Associates (DS&A) will help to describe the problem that is faced by all investors.

The DS&A study analyzed and concluded on the obvious, that institutional investors avoid selecting mutual funds when they have experienced below-median returns.  These investors also tend to sell a mutual fund after the fund has gone through a period of trailing their benchmark.  This investment process sounds perfectly reasonable and certainly easy to defend if you are an institutional fiduciary.  Wouldn’t you agree?

But, the study concluded that this perfectly logical process for buying and selling mutual funds results in locking in a consistent pattern of under-performance.  In studying 1,596 mutual funds, DS&A found that 90% of the funds that were in the top quartile for the full 10-year period of the study suffered through a contiguous 3-year period of under-performance (below median) during the same period.  In fact, 50% of these top-quartile performers experienced below-median returns for a rolling 5-year period during the same decade.

Given that these were top-quartile performers for the decade, exactly when would have been the VERY BEST time to have bought these funds?  How about after the 3 years of under-performance?  Or even better, how about the same bottoming out time for a fund from the half that endured 5 years of under-performance?  At the very best time for buying, the institutional investors were selling.  The point is, if you are with a good mutual fund, as we believe that we are, stay with it for the long term.  With investments, either be patient or be passive.

CornerCap Investment Counsel
May 30, 2007

www.cornercap.com

MANAGER’S REPORT TO SHAREHOLDERS

CornerCap Balanced Fund

Investment Performance through March 31, 2007 (In Thousands)

Average Annual Total Return for periods ended March 31, 2007

	1 Year	5 Years	Since Inception(b)	Expenses
CornerCap Balanced Fund(a)	10.17%	7.44%	6.67%	1.30%
S&P 500(c)	11.83%	6.27%	7.07%
Russell 1000 Value Index(d)	16.83%	10.25%	9.98%
Combined 60% Stocks/40% Bond Index(e)	9.57%	5.96%	6.92%

(a)       The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.

(b)       The Balanced Fund began operations May 24, 1997.

(c)        The S & P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation.  It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(d)       The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(e)        Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S & P 500 Index and 40% the Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/ Corporate Bond Index is defined in (f) below.

(f)           The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

Asset Allocation for periods ended March 31, 2007

MANAGER’S REPORT TO SHAREHOLDERS

CORNERCAP SMALL-CAP VALUE FUND

Investment Performance through March 31, 2007 (In Thousands)

Average Annual Total Return for periods ended March 31, 2007

				Since
	1 Year	5 Years	10 Years	Inception	Expenses
CornerCap Small-Cap Value Fund(a)	9.92%	7.42%	10.52%	11.27%	1.50%
Russell 2000 Value(b)	10.38%	13.61%	13.46%	14.83%
Russell 2000(c)	5.91%	10.95%	10.23%	11.81%

(a)       The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.

(b)       The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(c)        The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

Asset Allocation for periods ended March 31, 2007

MANAGER’S REPORT TO SHAREHOLDERS

CornerCap Contrarian Fund

Investment Performance through March 31, 2007 (In Thousands)

Average Annual Total Return for periods ended March 31, 2007

	1 Year	5 Years	Since Inception(b)	Expenses
CornerCap Contrarian Fund(a)	11.19%	6.00%	1.17%	1.50%
Russell 3000(c)	11.28%	7.23%	2.71%
Russell 3000 Value(d)	16.22%	10.51%	9.49%
Russell Midcap Value Index(e)	17.13%	15.22%	15.67%

(a)       The Fund’s total returns include the reinvestment of dividend and capital gain distribution but not been adjusted for any income taxes payable by shareholders on these distributions.

(b)       Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund.  As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)        As of July 28, 2006 The Russell 3000 Index is being used as a benchmark for the Contrarian Fund because it is more representative of the wide range of market capitalization in the Fund’s investable universe. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $5.1 billion; the median market capitalization was approximately $791.1 million. The index had a total market capitalization range of approximately $520 billion to $178 million.

(d)       As of July 28, 2006 The Russell 3000 Value Index is being used as a benchmark for the Contrarian Fund because it is more representative of the Contrarian Fund’s value investment style. Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

(e)        The Russell Midcap Value Index measures the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of those companies out of the 1,000 largest U.S. companies based on total market capitalization.) Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

Asset Allocation for periods ended March 31, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fee, and indirect costs, including management fees, and other fund operating expenses.  This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2006 through March 31, 2007.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these direct costs were included, your costs would be higher.

	Beginning Account	Ending Account	Expense
	Value	Value	Paid During
	10/1/2006	3/31/2007	Period*
CornerCap Balanced Fund
Actual Fund Return	$1,000	$1,075	$6.72
Hypothetical Fund Return	$1,000	$1,018	$6.54

CornerCap Small-Cap Value Fund
Actual Fund Return	$1,000	$1,172	$8.12
Hypothetical Fund Return	$1,000	$1,017	$7.54

CornerCap Contrarian Fund
Actual Fund Return	$1,000	$1,111	$7.89
Hypothetical Fund Return	$1,000	$1,017	$7.54

* These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio for Balanced Fund is 1.30%; Small-Cap Value and Contrarian Funds are 1.50%, respectively. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ration multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year, and then divided by 365.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The fund does not charge any account maintenance fee or sale load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND

	Shares	Value
COMMON STOCKS (61.9%)
Aerospace & Defense (1.4%)
Goodrich Corp.	5,350	$275,418

Auto Components (1.4%)
Johnson Controls, Inc.	2,950	279,129

Beverages (1.2%)
Anheuser-Busch Cos, Inc.	4,500	227,070

Biotechnology (1.2%)
Amgen, Inc. *	4,000	223,520

Chemicals (2.6%)
FMC Corp.	3,100	233,833
PPG Industries, Inc.	3,900	274,209
		508,042

Commercial Banks (5.8%)
Bank of America Corp.	4,164	212,447
Comerica, Inc.	3,700	218,744
US Bancorp	6,350	222,060
Wachovia Corp.	4,500	247,725
Washington Mutual, Inc.	5,150	207,957
		1,108,933

Commercial Services & Supplies (2.7%)
Convergys Corp. *	10,900	276,969
R.R. Donnelley & Sons Co.	6,850	250,641
		527,610

Communications Equipment (1.3%)
UTStarcom, Inc. *	29,850	247,457

Computers (1.1%)
Western Digital Corp. *	12,900	216,849

Consumer Finance (1.1%)
Countrywide Financial Corp.	6,098	205,137

	Shares	Value
Cosmetics & Personal Care (1.5%)
The Estee Lauder Cos, Inc. - Class A	5,800	$283,330

Diversified Consumer Services (1.1%)
H&R Block, Inc.	9,650	203,036

Diversified Financial Services (3.6%)
Allied Capital, Inc.	8,600	247,766
Bear Stearns & Co., Inc.	1,600	240,560
Fannie Mae	3,750	204,675
		693,001

Electric Utilities (1.5%)
FirstEnergy Corp.	4,300	284,832

Electronic Equipment & Instruments (1.3%)
Diebold, Inc.	5,100	243,321

Forest Products & Paper (1.3%)
International Paper Co.	7,100	258,440

Health Care Providers & Services (2.7%)
Cigna Corp.	2,150	306,719
UnitedHealth Group, Inc.	4,150	219,825
		526,544

Industrial Conglomerates (1.3%)
Tyco International Ltd.	8,100	255,555

Insurance (5.0%)
Everest Re Group Ltd.	2,550	245,233
Marsh & McLennan Co., Inc.	8,000	234,320
The PMI Group, Inc.	5,300	239,666
The Travelers Companies, Inc.	4,550	235,554
		954,773

Machinery (3.9%)
Eaton Corp.	3,100	259,036
Joy Global, Inc.	5,900	253,110
Timken Co.	8,000	242,480
		754,626

	Shares	Value
Media (1.2%)
Gannett Co., Inc.	3,950	$222,345

Metals & Mining (1.4%)
Alcoa, Inc.	8,050	272,895

Oil & Gas (1.5%)
Marathon Oil Corp.	2,900	286,607

Oil & Gas Services (1.8%)
National Oilwell Varco, Inc. *	4,500	350,055

Pharmaceuticals (2.5%)
Pfizer, Inc.	9,050	228,603
Wyeth	5,000	250,150
		478,753

Retailers - Other (1.1%)
Home Depot, Inc.	5,800	213,092

Semiconductors & Equipment (2.6%)
Intel Corp.	11,200	214,256
LSI Logic Corp. *	27,650	288,666
		502,922
Telecommunications (3.1%)
AT&T, Inc.	7,000	276,010
Telefonos de Mexico, S.A. de C.V. (ADR)	9,650	322,310
		598,320

Textiles & Apparel (2.5%)
Jones Apparel Group, Inc.	6,900	212,037
VF Corp.	3,300	272,646
		484,683

Transportation (1.2%)
Norfolk Southern Corp.	4,700	237,820

Total Common Stocks (Cost $9,331,127)		11,924,115

	Principal
	Amount	Value
CORPORATE BONDS (17.7%)

Banks - Money Center (1.5%)
GCB Wells Fargo
3.125%, 04/01/2009	$150,000	$144,646
Norwest Financial
6.250%, 12/15/2007	150,000	150,633
		295,279

Banks - Super Regional (1.7%)
Citigroup, Inc.
7.250%, 10/01/2010	165,000	176,052
Citigroup, Inc.
5.000%, 09/15/2014	150,000	146,439
		322,491

Chemicals (0.5%)
E.I. du Pont de Nemours & Co.
4.125%, 04/30/2010	100,000	97,621

Diversified Financial Services (3.4%)
Allstate Life Global Funding Trusts
4.250%, 02/26/2010	100,000	97,813
Caterpillar Financial Services
3.800% , 02/08/2008	150,000	148,081
Lehman Brothers Holdings, Inc.
6.625%, 01/18/2012	150,000	158,466
Toyota Motor Credit Corp.
5.450%, 05/18/2011	150,000	153,226
Wells Fargo Financial
5.500%, 08/01/2012	100,000	101,951
		659,537

Finance (0.7%)
General Electric Capital Notes
5.450%, 01/15/2013	140,000	141,801

Health Care Products (0.7%)
Johnson & Johnson
3.800%, 05/15/2013	150,000	141,764

	Principal
	Amount	Value
Household Products (0.5%)
Pepsico, Inc.
5.700%, 11/01/2008	$100,000	$100,862

Investment Services (3.2%)
Berkshire Hathaway, Inc.
4.625%, 10/15/2013	100,000	96,751
Credit Suisse USA
5.375%, 03/02/2016	250,000	249,466
Goldman Sachs Group, Inc.
5.125%, 01/15/2015	170,000	165,532
Morgan Stanley
5.050%, 01/21/2011	100,000	99,539
		611,288

Pharmaceuticals (0.9%)
Eli Lilly & Co.
6.000%, 03/15/2012	160,000	167,361

Retailers - Other (2.4%)
Home Depot, Inc.
4.625%, 08/15/2010	100,000	98,368
Quicksilver, Inc.
4.950%, 08/15/2014	200,000	196,607
Wal-Mart Stores, Inc.
6.875%, 08/10/2009	150,000	156,132
		451,107

Securities Broker (0.8%)
Merrill Lynch & Co, Inc.
6.375%, 10/15/2008	150,000	152,805

Telecom - Other (0.8%)
BellSouth Corp.
6.000%, 10/15/2011	150,000	154,731

Wireless Communications (0.6%)
Verizon VA, Inc.
4.625%, 03/15/2013	125,000	118,842

Total Corporate Bonds (Cost $3,433,246)		3,415,489

	Principal
	Amount	Value
GOVERNMENT BONDS & NOTES (11.6%)

US Treasury (11.6%)
US Treasury Inflation Indexed Bond, 1.875%, 07/15/2015	$156,083	$152,577
US Treasury Note, 4.375%, 05/15/2007	75,000	74,933
US Treasury Note, 6.125%, 08/15/2007	100,000	100,391
US Treasury Note, 3.000%, 02/15/2008	150,000	147,522
US Treasury Note, 3.375%, 12/15/2008	100,000	97,898
US Treasury Note, 4.875%, 05/15/2009	100,000	100,539
US Treasury Note, 5.500%, 05/15/2009	200,000	203,648
US Treasury Note, 5.750%, 08/15/2010	150,000	155,654
US Treasury Note, 5.000%, 02/15/2011	100,000	101,715
US Treasury Note, 5.000%, 08/15/2011	190,000	193,681
US Treasury Note, 4.875%, 02/15/2012	280,000	284,364
US Treasury Note, 4.250%, 08/15/2013	150,000	147,439
US Treasury Note, 4.000%, 02/15/2014	155,000	149,527
US Treasury Note, 4.000%, 02/15/2015	170,000	162,974
US Treasury Note, 5.125%, 05/15/2016	150,000	155,092

Total Government Bonds & Notes (Cost $2,220,795)		2,227,954

US GOVERNMENT AGENCY SECURITIES (6.5%)

Federal Farm Credit Bank (FFCB) (0.8%)
FFCB, 4.875%, 09/24/2014	150,000	149,352

Federal Home Loan Bank (FHLB) (1.6%)
FHLB, 3.500%, 11/15/2007	150,000	148,447
FHLB, 5.250%, 06/12/2009	150,000	151,119
		299,566
Federal Home Loan Mortgage Corp (FHLMC) (1.5%)
FHLMC, 4.625%, 06/01/2007	150,000	149,830
FHLMC, 4.500%, 01/15/2015	150,000	145,635
		295,465
Federal National Mortgage Association (FNMA) (2.6%)
FNMA, 4.000%, 09/02/2008	100,000	98,739
FNMA, 7.125%, 06/15/2010	150,000	160,232
FNMA, 5.000%, 03/15/2016	250,000	250,193
		509,164

Total US Government Agency Securities (Cost $1,254,423)		1,253,547

	Shares	Value
SHORT TERM INVESTMENTS - (3.3%)

Federal Treasury Obligation Money Market ** - 5.13%	625,196	$625,196

Total Short Term Investments (Cost $625,196)		625,196

Total Investments (Cost $16,864,787)	(101.0)%	19,446,301

Total Liabilities Less Other Assets	(-1.0)%	(189,933)

Total Net Assets	(100.0)%	19,256,368

*                Non Income Producing Security

**         Variable Rate Security; The rate shown represents the rate at March 31, 2007.

ADR - American Depository Receipt

The accompanying notes to the financial statements are an integral part of these financial statements.

SCHEDULE of INVESTMENTS

CORNERCAP SMALL-CAP VALUE FUND

	Shares	Value
COMMON STOCKS (96.0%)

Aerospace & Defense (5.2%)
Armor Holdings, Inc. *	7,475	$503,292
Curtiss-Wright Corp.	15,600	601,224
		1,104,516

Auto Components (4.6%)
American Axle & Manufacturing Holdings, Inc.	19,200	525,120
ArvinMeritor, Inc.	24,650	449,862
		974,982

Building Products (4.4%)
Apogee Enterprises, Inc.	24,900	498,996
Crane Co.	10,525	425,420
		924,416

Chemicals (1.6%)
Olin Corp.	20,000	338,800

Commercial Banks (6.0%)
FirstMerit Corp.	17,300	365,203
Washington Federal, Inc.	17,794	417,447
Webster Financial Corp.	10,000	480,100
		1,262,750

Commercial Services & Supplies (4.5%)
ABM Industries, Inc.	17,500	461,825
John H. Harland Co.	9,600	491,808
		953,633

Communications Equipment (2.7%)
Plantronics, Inc.	24,000	566,880

Discount Retail (2.2%)
Fred’s, Inc.	31,850	468,195

Distribution/Wholesale (1.6%)
Building Materials Holding Corp.	18,600	336,846

	Shares	Value

Electronic Equipment & Instruments (8.5%)
CTS Corp.	33,500	$462,970
Mettler-Toledo International, Inc. *	5,200	465,764
Orbotech Ltd. *	21,300	469,239
Technitrol, Inc.	15,000	392,850
		1,790,823

Electronics (2.1%)
Kemet Corp. *	56,400	431,460

Food (2.2%)
Gruma SAB de CV (ADR)	37,200	471,696

Health Care Providers & Services (2.6%)
Apria Healthcare Group, Inc. *	17,032	549,282

Hotels, Restaurants & Leisure (2.2%)
Ruby Tuesday, Inc.	16,400	469,040

Household Durables (3.3%)
Beazer Homes USA, Inc.	10,500	304,815
Helen of Troy Ltd. *	17,350	394,018
		698,833

Industrial Conglomerates (2.1%)
Standex International Corp.	15,600	444,756

Insurance (4.1%)
HCC Insurance Holdings, Inc.	13,237	407,700
Reinsurance Group of America, Inc.	8,000	461,760
		869,460

Internet Software & Services (2.2%)
Sabre Holdings Corp. - Class A	13,950	456,862

Investment Companies (2.1%)
MCG Capital Corp.	24,000	450,240

Iron/Steel (2.4%)
Chaparral Steel Co.	8,500	494,445

	Shares	Value

Leisure Equipment & Products (2.1%)
K2, Inc. *	35,730	$431,976

Machinery (4.3%)
Briggs & Stratton Corp.	12,700	391,795
Wabtec Corp.	15,200	524,248
		916,043

Machinery-Diversified (2.5%)
Cascade Corp.	8,900	532,309

Metals & Mining (2.3%)
Brush Engineered Materials, Inc. *	10,200	494,394

Oil & Gas (4.4%)
Basic Energy Services, Inc. *	17,800	414,740
Helmerich & Payne, Inc.	17,000	515,780
		930,520

Pharmaceuticals (2.3%)
Perrigo Co.	27,900	492,714

Real Estate (2.4%)
Friedman, Billings, Ramsey Group, Inc. Class A	90,800	501,216

Semiconductors & Equipment (2.2%)
Adaptec, Inc. *	120,300	465,561

Specialty Retail (2.5%)
Regis Corp.	12,850	518,755

Tobacco (2.8%)
Universal Corp.	9,500	582,825

Trucking (1.6%)
Arkansas Best Corp.	9,550	339,503

Total Common Stocks (Cost $16,798,033)		20,263,731

	Shares	Value

SHORT TERM INVESTMENTS - (3.9%)

Federated Treasury Obligations Money Market ** - 5.13%	821,356	$821,356

Total Short Term Investments (Cost $821,356)		821,356

Total Investments (Cost $17,619,389)	(99.9)%	21,085,087

Total Other Assets Less Liabilities	(0.1)%	15,561

Total Net Assets	(100.0)%	21,100,648

*     Non Income Producing Security

**   Variable Rate Security; The rate shown represents the rate at March 31, 2007.

The accompanying notes to the financial statements are an integral part of these financial statements.

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND

	Shares	Value
COMMON STOCKS (94.0%)

Aerospace & Defense (2.5%)
Curtiss-Wright Corp.	3,650	$140,671

Auto Components (1.8%)
ArvinMeritor, Inc.	5,550	101,288

Auto Manufacturers (1.6%)
Nissan Motor Co., Ltd. (ADR)	4,300	92,020

Beverages (2.0%)
Anheuser-Busch Cos, Inc.	2,200	111,012

Biotechnology (1.0%)
Amgen, Inc. *	1,000	55,880

Building Products (1.9%)
Ameron, International Corp.	1,650	108,669

Chemicals (1.2%)
Olin Corp.	3,900	66,066

Commercial Banks (3.5%)
Bank of America Corp.	2,304	117,550
Popular, Inc.	4,900	81,144
		198,694

Communications Equipment (1.4%)
Plantronics, Inc.	3,400	80,308

Consumer Finance (1.2%)
Countrywide Financial Corp.	2,000	67,280

Distribution/Wholesale (1.3%)
Building Materials Holding Corp.	4,200	76,062

Diversified Consumer Services (1.4%)
H&R Block, Inc.	3,800	79,952

	Shares	Value
Diversified Financial Services (3.3%)
Bear Stearns & Co., Inc.	575	$86,451
Fannie Mae	1,850	100,973
		187,424

Electronic Equipment & Instruments (3.8%)
Diebold, Inc.	2,400	114,504
Orbotech Ltd. *	4,600	101,338
		215,842

Food (1.6%)
Gruma SAB de CV (ADR)	7,100	90,028

Forest Products & Paper (1.8%)
International Paper Co.	2,800	101,920

Health Care Providers & Services (6.4%)
Cigna Corp.	1,025	146,226
Health Management Associates, Inc. - Class A	8,750	95,113
UnitedHealth Group, Inc.	2,200	116,534
		357,873

Hotels Restaurants & Leisure (0.7%)
Wyndham Worldwide Corp. *	1,160	39,614

Household Durables (2.1%)
Helen of Troy Ltd. *	5,130	116,502

Industrial Conglomerates (2.2%)
Tyco International Ltd.	3,850	121,467

Insurance (13.6%)
HCC Insurance Holdings, Inc.	2,800	86,240
Kingsway Financial Services, Inc.	5,950	111,324
Marsh & McLennan Co., Inc.	3,400	99,586
The PMI Group, Inc.	2,200	99,484
SeaBright Insurance Holdings, Inc. *	6,200	114,080
The Travelers Companies, Inc.	2,500	129,425
Unum Group	5,450	125,514
		765,653

	Shares	Value
Internet Software & Services (2.7%)
Sabre Holdings Corp. - Class A	4,600	$150,650

Leisure Equipment & Products (1.4%)
K2, Inc. *	6,400	77,376

Machinery (4.8%)
Crane Co.	2,400	97,008
Joy Global, Inc.	1,500	64,350
Wabtec Corp.	3,200	110,368
		271,726
Media (1.5%)
Gannett Co., Inc.	1,550	87,249

Metals & Mining (2.1%)
Alcoa, Inc.	3,500	118,650

Oil & Gas (5.1%)
Basic Energy Services, Inc. *	3,950	92,035
Helmerich & Payne, Inc.	3,350	101,639
Noble Corp.	1,200	94,416
		288,090

Pharmaceuticals (3.7%)
Pfizer, Inc.	4,100	103,566
Wyeth	2,100	105,063
		208,629

Real Estate (2.6%)
Friedman, Billings, Ramsey Group, Inc. Class A	18,300	101,016
Realogy Corp. *	1,450	42,935
		143,951

Retailers - Other (1.8%)
Home Depot, Inc.	2,700	99,198

Semiconductors & Equipment (5.0%)
Adaptec, Inc. *	22,100	85,527
Intel Corp.	5,000	95,650
LSI Logic Corp. *	9,800	102,312
		283,489

	Shares	Value
Telecommunications (3.7%)
Radyne Corp. *	10,100	$92,112
Telefonos de Mexico, S.A. de C.V. (ADR)	3,500	116,900
		209,012

Textiles & Apparel (1.4%)
Jones Apparel Group, Inc.	2,600	79,898

Tobacco (1.9%)
Universal Corp.	1,750	107,363

Total Common Stocks (Cost $4,837,688)		5,299,506

	Principal
	Amount	Value
CORPORATE BONDS (4.4%)

Diversified Financial Services (4.4%)
Ford Motor Credit Co. 4.500%, 03/20/2009	$120,000	$112,278
General Motors Acceptance Corp. (GMAC) 5.250%, 08/15/2009	140,000	133,936

Total Corporate Bonds (Cost $240,968)		246,214

SHORT TERM INVESTMENTS - (2.7%)

Federal Treasury Obligation Money Market Fund ** - 5.13%	152,895	152,895

Total Short Term Investments (Cost $152,895)		152,895

Total Investments (Cost $5,231,551)	(101.1)%	5,698,615

Total Liabilities Less Other Assets	(-1.1)%	(63,991)

Total Net Assets	(100.0)%	$5,634,624

*                Non Income Producing Security

**         Variable Rate Security; The rate shown represents the rate at March 31, 2007.

ADR - American Depository Receipt

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of ASSETS and LIABILITIES

CORNERCAP BALANCED FUND

Assets:
Investments, at market value, (Cost $16,864,787)	$19,446,301
Dividends and interest receivable	90,261
Total assets	19,536,562

Liabilities:
Payable for investments purchased	253,164
Cash overdraft	4,958
Advisory fee payable	17,061
Service fee payable	5,011
Total liabilities	280,194

Net Assets	$19,256,368

Net asset value and offering price per share:
($19,256,368 / 1,300,523)	$14.81
Redemption price per share*	$14.66

Net Assets
As of March 31, 2007, net assets consisted of:
Paid in capital	$16,222,370
Undistributed net investment income	111,743
Accumulated net realized gain on investments	340,741
Net unrealized appreciation in value of investments	2,581,514
$19,256,368

*               A fee of 1% is imposed on certain redemptions made within sixty days of initial purchase.

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of ASSETS and LIABILITIES

CORNERCAP SMALL-CAP VALUE FUND

Assets:
Investments, at market value, (Cost $17,619,389)	$21,085,087
Dividends and interest receivable	24,629
Receivable for fund shares subscribed	20,547
Total assets	21,130,263

Liabilities:
Advisory fee payable	20,248
Service fee payable	9,367
Total liabilities	29,615

Net Assets	$21,100,648

Net asset value and offering price per share:
($21,100,648 / 1,499,358 Shares)	$14.07
Redemption price per share*	$13.93

Net Assets
As of March 31, 2007, net assets consisted of:
Paid in capital	$16,682,566
Accumulated net realized gain on investments	952,384
Net unrealized appreciation in value of investments	3,465,698
$21,100,648

*               A fee of 1% is imposed on certain redemptions made within sixty days of initial purchase.

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of ASSETS and LIABILITIES

CORNERCAP CONTRARIAN FUND

Assets:
Investments, at market value, (Cost $5,231,551)	$5,698,615
Cash	328
Dividends and interest receivable	7,453
Total assets	5,706,396

Liabilities:
Payable for investments purchased	64,364
Advisory fee payable	4,932
Service fee payable	2,476
Total liabilities	71,772

Net Assets	$5,634,624

Net asset value and offering price per share:
($5,634,624 / 470,234 Shares)	$11.98
Redemption price per share*	$11.86

Net Assets
As of March 31, 2007, net assets consisted of:
Paid in capital	$5,062,040
Undistributed net investment income	47,532
Accumulated net realized gain on investments	57,988
Net unrealized appreciation in value of investments	467,064
$5,634,624

*               A fee of 1% is imposed on certain redemptions made within sixty days of initial purchase.

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of OPERATIONS

CORNERCAP BALANCED FUND

Investment income:
Dividends	$231,825
Interest	327,969

Total income	559,794

Expenses:
Advisory fees	171,646
Service fees	51,494
Miscellaneous expense	1,515

Total expenses	224,655

Reimbursement from advisor	(1,515)
Net Expenses	223,140

Net investment income	336,654

Realized and unrealized gain on investments:
Net realized gain on investments	341,078
Change in unrealized appreciation of investments	1,072,440

Net gain on investments	1,413,518

Net increase in net assets resulting from operations	$1,750,172

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of OPERATIONS

CORNERCAP SMALL-CAP VALUE FUND

Investment income:
Dividends	$275,535
Interest	18,266

Total income	293,801

Expenses:
Advisory fees	196,211
Service fees	98,105
Miscellaneous expense	11,109

Total expenses	305,425

Reimbursement from advisor	(11,109)
Net Expenses	294,316

Net investment income	(515)

Realized and unrealized gain on investments:
Net realized gain on investments	1,065,811
Change in unrealized appreciation of investments	755,298

Net gain on investments	1,821,109

Net increase in net assets resulting from operations	$1,820,594

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of OPERATIONS

CORNERCAP CONTRARIAN FUND

Investment income:
Dividends (net of foreign withholding taxes of $223)	$112,296
Interest	32,569

Total investment income	144,865

Expenses:
Advisory fees	51,201
Service fees	25,601

Total expenses	76,802

Net investment income	68,063

Realized and unrealized gain on investments:
Net realized gain on investments	286,139
Change in unrealized appreciation of investments	176,321

Net gain on investments	462,460

Net increase in net assets resulting from operations	$530,523

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of CHANGES in NET ASSETS

CORNERCAP BALANCED FUND

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
Operations:
Net investment income	$336,654	$225,230
Net realized gain for investments	341,078	549,788
Change in unrealized appreciation of investments	1,072,440	149,472

Increase in net assets resulting from operations	1,750,172	924,490

Distributions to shareholders:
Net investment income	(450,141)	—
Capital gains	(283,950)	(200,020)
	(734,091)	(200,020)

Capital share transactions:
Increase in net assets resulting from capital share transactions (see note 2)	3,519,855	2,992,801
Redemption Fees	79	—
Net increase from capital shares transactions	3,519,934	2,992,801

Total increase in net assets	4,536,015	3,717,271

Net Assets:
Beginning of year	14,720,353	11,003,082
End of year (including undistributed net investment income of $111,743 and $225,230, respectively)	$19,256,368	$14,720,353

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of CHANGES in NET ASSETS

CORNERCAP SMALL-CAP VALUE FUND

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
Operations:
Net investment income	$(515)	$6,683
Net realized gain from investments	1,065,811	2,217,817
Change in unrealized appreciation/(depreciation) of investments	755,298	(1,033,043)

Increase in net assets resulting from operations	1,820,594	1,191,457

Distributions to shareholders:
Net investment income	(6,617)	—
Capital gains	(890,109)	(3,365,089)
	(896,726)	(3,365,089)

Capital share transactions:
Increase / (decrease) in net assets resulting from capital share transactions (see note 2)	(151,883)	1,650,372

Total increase / (decrease) in net assets	771,985	(523,260)

Net Assets:
Beginning of year	20,328,663	20,851,923
End of year (including undistributed net investment income of $0 and $6,683, respectively)	$21,100,648	$20,328,663

The accompanying notes to the financial statements are an integral part of these financial statements.

STATEMENT of CHANGES in NET ASSETS

CORNERCAP CONTRARIAN FUND

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
Operations:
Net investment income	$68,063	$18,190
Net realized gain from investments	286,139	365,067
Change in unrealized appreciation of investments	176,321	113,918

Increase in net assets resulting from operations	530,523	497,175

Distributions to shareholders:
Net investment income	(27,342)	(22,011)

Capital share transactions:
Increase in net assets resulting from capital share transactions (see note 2)	165,676	160,522

Total increase in net assets	668,857	635,686

Net Assets:
Beginning of year	4,965,767	4,330,081
End of year (including undistributed net investment income of $47,532 and $8,655, respectively)	$5,634,624	$4,965,767

The accompanying notes to the financial statements are an integral part of these financial statements.

CORNERCAP GROUP OF FUNDS

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FINANCIAL HIGHLIGHTS

CORNERCAP BALANCED FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per share operating performance
Net asset value, beginning of period	$14.00	$13.22	$12.80	$10.18	$11.72

Income from investment operations
Net investment income	0.24	0.21	0.31	0.14	0.20
Net realized and unrealized gain/(loss) on investments	1.17	0.77	0.56	2.65	(1.52)

Total income/(loss) from investment operations	1.41	0.98	0.87	2.79	(1.32)

Dividends and distributions to stockholders
Distributions from net investment income	(0.37)	0.00	(0.45)	(0.17)	(0.22)
Distributions from net realized gain on investments	(0.23)	(0.20)	0.00	0.00	0.00

Total dividends and distributions to shareholders	(0.60)	(0.20)	(0.45)	(0.17)	(0.22)

Paid in-capital from redemption fees	0.00 (1)	0.00	0.00	0.00	0.00

Net asset value, end of period	$14.81	$14.00	$13.22	$12.80	$10.18

Total return	10.17%	7.43%	6.86%	27.48%	(11.29)%

Ratios and supplemental data
Net assets, end of period (in 000s)	$19,256	$14,720	$11,003	$9,697	$6,107

Ratio of expenses to average net assets, after waiver(2)
Expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income	1.96%	1.72%	2.07%	1.70%	2.17%

Portfolio turnover rate*	21.87%	19.87%	18.55%	12.19%	21.88%

*                A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

1)           Less than $.005 per share

2)           Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.31% and 1.95%, respectively.

The accompanying notes to the financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

CORNERCAP SMALL-CAP VALUE FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per share operating performance
Net asset value, beginning of period	$13.39	$15.13	$14.55	$9.33	$13.70

Income from investment operations:
Net investment income/(loss)	0.00 (1)	0.04	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.30	0.79	1.15	5.38	(3.75)

Total income/(loss) from investment operations	1.30	0.83	1.11	5.35	(3.76)

Dividends and distributions to stockholders
Distributions from net investment income	0.00 (1)	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(0.62)	(2.57)	(0.53)	(0.13)	(0.61)

Total dividends and distributions to shareholders	(0.62)	(2.57)	(0.53)	(0.13)	(0.61)

Net asset value, end of period	$14.07	$13.39	$15.13	$14.55	$9.33

Total return	9.92%	6.05%	7.71%	57.43%	(27.74)%

Ratios and supplemental data
Net assets, end of period (in 000s)	$21,101	$20,329	$20,852	$18,641	$12,021

Ratio of expenses to average net assets, after waiver(2)
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income/(loss)	0.00%	0.03%	(0.27)%	(0.23)%	(0.13)%

Portfolio turnover rate*	34.75%	27.23%	38.37%	22.09%	31.89%

*                    A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of  acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

1)               Less than $.005 per share

2)               Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.56% and (0.06)%, respectively.

The accompanying notes to the financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

CORNERCAP CONTRARIAN FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per share operating performance
Net asset value, beginning of period	$10.83	$9.78	$8.82	$5.17	$9.04

Income from investment operations:
Net investment income/(loss)	0.15	0.04	0.03	(0.08)	(0.09)
Net realized and unrealized gain/(loss) on investments	1.06	1.06	0.93	3.73	(3.78)

Total income/(loss) from investment operations	1.21	1.10	0.96	3.65	(3.87)

Dividends and distributions to stockholders
Distributions from net investment income	(0.06)	(0.05)	0.00	0.00	0.00
Distributions from net realized gain on investments	0.00	0.00	0.00	0.00	0.00

Total dividends and distributions to shareholders	(0.06)	(0.05)	0.00	0.00	0.00

Net asset value, end of period	$11.98	$10.83	$9.78	$8.82	$5.17

Total return	11.19%	11.27%	10.88%	70.60%	(42.81)%

Ratios and supplemental data
Net assets, end of period (in 000s)	$5,635	$4,966	$4,330	$3,891	$2,238

Ratio of expenses to average net assets
Expenses	1.50%	1.50%	1.72%	1.80%	1.77%
Expenses before waiver			1.80%
Net investment income/(loss)	1.33%	0.40%	0.32%	(1.12)%	(1.36)%
Net investment income/(loss) before waiver			0.24%

Portfolio turnover rate*	43.61%	49.06%	154.41%	63.79%	69.49%

*                    A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of  acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

The accompanying notes to the financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Funds is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included on such System are valued at the mean of the quoted bid and asked prices on the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The ability of issuers of debt securities held by the Funds meet their obligations may be affected by economic and political developments.

B. Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

C. Federal Income Taxes – It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

D. Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

E. Accounting Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. New Accounting Pronouncements –  In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements, if any.

In September 2006, FASB issues FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

2.  SHARES OF BENEFICIAL INTEREST

On March 31, 2007, there was an unlisted number of no par-value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	For the Year Ended		For the Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares Sold	389,480	$5,563,260	297,966	$4,075,122
Share Issued in Reinvestment of Dividends	50,300	731,360	14,308	198,171
Total	439,780	6,294,620	312,274	4,273,293
Less Shares Redeemed	(190,905)	(2,774,765)	(93,171)	(1,280,492)
Net Increase	248,875	$3,519,855	219,103	$2,992,801

CornerCap Small-Cap Value Fund:

	For the Year Ended		For the Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares Sold	139,205	$1,851,118	160,696	$2,279,276
Share Issued in Reinvestment of Dividends	65,422	884,500	247,672	3,207,358
Total	204,627	2,735,618	408,368	5,486,634
Less Shares Redeemed	(223,908)	(2,887,501)	(267,695)	(3,836,262)
Net Increase / (Decrease)	(19,281)	$(151,883)	140,673	$1,650,372

CornerCap Contrarian Fund:

	For the Year Ended		For the Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares Sold	58,979	$659,903	26,757	$277,387
Share Issued in Reinvestment of Dividends	2,136	25,450	2,012	20,968
Total	61,115	$685,353	28,769	$298,355
Less Shares Redeemed	(49,336)	(519,677)	(13,037)	(137,833)
Net Increase	11,779	$165,676	15,732	$160,522

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (tax basis)

The amount of net unrealized appreciation and the cost of investment securities for tax purpose, including short-term securities at March 31, 2007 were as follows:

	CornerCap	CornerCap	CornerCap
	Balanced	Small-Cap	Contrarian
	Fund	Value Fund	Fund
Gross appreciation (excess of value over tax cost)	2,779,386	4,327,618	768,178
Gross depreciation (excess of tax cost over value)	(197,872)	(861,920)	(301,114)
Net unrealized appreciation	2,581,514	3,465,698	467,064
Cost of investments for income tax purposes	16,864,787	17,619,389	5,231,551

4. DISTRIBUTIONS TO SHAREHOLDERS

Classifications of Distributions, Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. For the year ended March 31, 2007, the CornerCap Small Cap Value Fund reclassified distributions in excess of net investment income of $7,209 against undistributed net realized gains.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year.

CornerCap Balanced Fund:

On December 20, 2006, an ordinary income distribution of $0.37 per share, a short-term capital gain distribution of $0.03 per share, and a long-term capital gain distribution of $0.20 per share were declared.  The distribution was paid on December 21, 2006 to shareholders of record on December 19, 2006.

The tax character of distributions paid for the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$493,950	$—
Long-term capital gains	240,141	200,020
Total	$734,091	$200,020

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$332,671
Undistributed long-term gains	119,813
Unrealized appreciation	2,581,514
Total	$3,033,998

The tax components of distributable earnings are determined in accordance  with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted.  There were no such differences for the period ended March 31, 2007.

CornerCap Small-Cap Value Fund:

On December 20, 2006, an ordinary income distribution of $.005 per share, a short-term capital gain distribution of $0.07 per share, and a long-term capital gain distribution of $0.54 per share were declared. The distribution was paid on December 21, 2006 to shareholders of record on December 19, 2006.

The tax character of distributions paid for the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$113,637	$440,024
Long-term capital gains	783,089	2,925,065
Total	$896,726	$3,365,089

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$233,741
Undistributed long-term gains	718,643
Unrealized appreciation	3,465,698
Total	$4,418,08

CornerCap Contrarian Fund:

On December 20, 2006, an ordinary Income distribution of $0.06 per share was declared. The dividend was paid on December 21, 2006 to shareholders of record on December 19, 2006.

The tax character of distributions paid for the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$27,342	$22,011
Total	$27,342	$22,011

As of March 31, 2006, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$47,532
Undistributed long-term gains	57,988
Unrealized appreciation	467,064
Total	$572,584

5. CAPITAL LOSS CARRYFORWARD

Contrarian Fund: During the period ended March 31, 2007, the fund used capital loss carry forwards of $228,151.

6. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

A.  Each of the Funds has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the “Advisor”), pursuant to which the Advisor receives a fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. In addition, the Advisor receives an administrator fee, computed daily and payable monthly, at a annual rate of .30%, .50% and .50% of the average daily nets assets of the Balanced Fund, Small-Cap Fund and Contrarian Fund, respectively. Under the terms of the management agreement, the Advisor manages the Funds’ investments subject to the approval of the Board of Trustees. For the period ended March 31, 2007, the Advisor earned an advisory fee of $171,646, $196,211, and $51,201 from the Balanced Fund, Small Cap Fund, and Contrarian Fund, respectively. For the period ended March 31, 2007, the Advisor earned an administrator fee of $51,494, $98,105, and $25,601 from the Balanced Fund, Small Cap Fund, and Contrarian Fund, respectively. At March 31, 2007, the Funds owed the Advisor $42,351 for advisory fees and 16,854 for the administrator fees.

Board Approval of Management Agreement: The nature, extent, and quality of the services provided by the Advisor (Unaudited). In this regard, the Board considered the responsibilities the Advisor would have under each Investment Advisory Agreement. The Board reviewed the services being provided by the Advisor to each Fund, including, without limitation, its investment advisory services since the Fund’s inception, its efforts during the Fund’s start-up phase, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also considered the Advisor’s various responsibilities on behalf of the Funds under the Operating Services Agreements with the Funds, which include the provision of or arrangement for provision of accounting, administrative, legal, dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and record keeping services for the Funds. The Board noted that the Trust’s officers are employees of the Advisor, and serve the Trust without additional compensation. After reviewing the foregoing information and further information in the Advisor Memorandum (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for each of the Funds.

The investment performance of the Funds and Advisor (Unaudited). In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Board also considered the consistency of the Advisor’s management of the Funds with the Funds’ investment objective and policies. Among other things, the Board considered the Funds’ short-term and long-term performance; however, the Board noted that past performance of the Advisor’s Contrarian Fund was less relevant due to changes in the fund’s investment policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and separate accounts, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of each Fund and the Advisor was satisfactory.

The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds (Unaudited). In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the Advisor’s payment of startup costs for the Trust; and the overall fees and expenses of the Funds, including the Funds’ unified fee structures. The Board also considered the Advisor’s use of its proprietary models in managing the Funds. The Board also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the automatic reinvestment of dividends and distributions in additional shares of the Funds. The Board then examined and evaluated the Funds’ fees paid to the Advisor under the Investment Advisory Agreements. The Board also considered the Funds’ fees paid to the Advisor under the Operating Services Agreements, whereby the Funds pay the Advisor a single fee for providing or arranging for the provision of operating services to the Funds, and the Advisor’s past and future expected profitability (or lack thereof) with respect to the Funds. The Board then compared the fees and expenses of each Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. Specifically, the Board determined that each Fund’s management fees were lower than some of the comparable funds and higher than others. In addition, the Board determined that each Fund’s net expense ratio was lower than some of the comparable funds and higher than others. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CornerCap by each Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether Advisory fee levels reflect these economies of scale for the benefits of the Funds’ investors (Unaudited). In this regard, the Board considered that the Advisor has been subsidizing the Funds’ operating expenses for several years in an effort to keep the expense ratio at a reasonable and fair level in light of the Funds’ relatively small asset base. The Board also considered that the Funds’ fee structure does not allow for economies of scale to benefit the Funds’ shareholders as assets grow, but noted that the Advisor has subsidized the Funds’ expenses for a number of years, and that the Advisor had voluntarily recommended and agreed to the lowering of fees for two of the Funds on two occasions to keep these Funds’ expense ratios at a more competitive level. Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements were fair and reasonable, and that each Fund’s unified fee structure provided for savings and protection for shareholders at lower asset levels.

Practices regarding brokerage and portfolio transactions (Unaudited). In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions. The Board considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest (Unaudited). In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

B.  On August 1st, 2006, the Funds and the Advisor entered into a 1) Fund Accounting and Administration Agreement with ALPS Mutual Funds Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services. 2) Transfer Agency and Service Agreement with ALPS Mutual Funds Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing, and bookkeeping services. 3) Distribution Agreement with ALPS

Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Advisor.

7. PURCHASES AND SALES OF SECURITIES

CornerCap Balanced Fund: For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $7,214,469 and $3,576,245, respectively.

CornerCap Small-Cap Value Fund: For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $6,724,078 and $8,118,724, respectively.

CornerCap Contrarian Fund Fund: For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $2,387,909 and $2,153,274, respectively.

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a Funds creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, Charles Schwab & Co. held approximately 30.11% of the CornerCap Balanced Fund’s shares, and STAVEST, LP held approximately 26.55% of the CornerCap Contrarian Fund’s shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

The CornerCap Group of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the CornerCap Group of Funds (the “Funds”), comprising CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, as of March 31, 2007, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the periods indicated prior to March 31, 2005 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the CornerCap Group of Funds as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

May 15, 2007

ADDITIONAL INFORMATION

1. PROXY VOTING POLICY (Unaudited)

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888)-813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888)-813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE (Unaudited)

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888)-813-8637.

3. COMPENSATION OF TRUSTEES (Unaudited)

The Independent Trustees of the Fund receive a quarterly $1,000 per meeting paid by the Advisor. The Trustees are paid $750 per meeting for the Audit Committee meetings. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee is expected to meet typically twice a year.

4. TAX DESIGNATIONS (Unaudited)

The Funds designate the following for federal income tax purposes for the year ended March 31, 2007:

Dividends Received Deduction

Balanced Fund	46.37%
Small-Cap Fund	100%
Contrarian Fund	100%

Qualified Dividend Income

Balanced Fund	46.37%
Small-Cap Fund	100%
Contrarian Fund	100%

5. OTHER (Unaudited)

6. TRUSTEES AND OFFICERS (Unaudited)

The business affairs of CornerCap Group of Funds (the “Funds”) are managed under the direction of the Funds Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES

Position with Trust,
Name and Address	Term of Office and Tenure

Thomas E. Quinn Age: 61 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992

INDEPENDENT TRUSTEES

Position with Trust,
Name and Address*	Term of Office and Tenure

Richard L. Boger Age: 60	Trustee since 1992

Laurin M. McSwain Age: 55	Trustee since 1994

Leslie W. Gates Age: 51	Trustee since 2006

Jerry W. Hufton Age: 64	Trustee since 2006

* All Independent Trustees can be contacted via the Funds at: 1290 Broadway, Suite 1100, Denver, CO 80203

Number of Funds	Principal Occupation(s)	Other Trusteeships/
in Complex Overseen	during past 5 years	Directorships by Trustee

3	Chief Executive Officer, CornerCap Investment Counsel, since inception	None

Number of Funds	Principal Occupation(s)	Other Trusteeships/
in Complex Overseen	during past 5 years	Directorships by Trustee

3	President & CEO, Lex-Tek International, Inc. 1991 - present; Pres. & CEO, Export Insurance Services, Inc. 1989 – 2002	Gray Television, Inc.

3	Attorney, Lefkoff, Duncan, Grimes, Miller & McSwain, 2003 - present; Attorney, Bloodworth & McSwain 1996 – 2003	None

3	Retired, 2005; Partner, Williams Benator & Libby, LLP, 1989-2004; Member, WBL Services, LLC, 2002 – 2004	None

3	Retired, 2004-present; Director of Taxes, Berkshire Hathaway Inc., 1991-2004	None

OFFICERS

Position with Trust,
Name and Address	Term of Office and Tenure

Richard T. Bean Age: 44 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1996

John A. Hackney Age: 40 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer, Secretary of the Funds, since 1999

Gene A. Hoots Age: 67 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1992

Number of Funds	Principal Occupation(s)	Other Trusteeships/
in Complex Overseen	during past 5 years	Directorships by Trustee

3	Vice President, CornerCap Investment Counsel, since inception	N/A

3	Chief Compliance Officer, CornerCap Investment Counsel, since inception	N/A

3	Vice President of the Funds and Chairman Emeritus of the Adviser, since inception	N/A

WWW.CORNERCAP.COM

888-813-8637

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)           Audit Fees:  For the registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $22,327 for the fiscal year ended March 31, 2006 and $23,800 for the fiscal year ended March 31, 2007.

(b)          Audit-Related Fees:  In registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $22,327 for the fiscal year ended March 31, 2006 and $23,800 for the fiscal year ended March 31, 2007. In registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and

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related services by the principal accountant that are reasonably related to the performance of the audit of the registrants’ financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2007.

(c)           Tax Fees:  For the registrant’s fiscal years ended March 31, 2006 and March 31, 2007, aggregate fees of $4,100 and $4,650, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended March 31, 2006 and March 31, 2007, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)          All other Fees:  In registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2007.  For the registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2007.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  Aggregate Non-Audit Fees:  In registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2007. In registrant’s fiscal years ended March 31, 2006 and March 31, 2007, the aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2007.

(h) Not applicable

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Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

                Not applicable.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12 - Exhibits

(a)(1)                    The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)                    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)                    Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds
By:	/s/ Thomas E Quinn
Thomas E. Quinn
Chief Executive Officer

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Financial Officer

Date:	June 8, 2007

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